UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2012

Rhino Resource Partners LP

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34892 (Commission File Number)	27-2377517 (IRS Employer Identification No.)

424 Lewis Hargett Circle, Suite 250
Lexington, Kentucky 40503
(Address of principal executive office) (Zip Code)

(859) 389-6500
(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             Results of Operations and Financial Condition.

On May 3, 2012, Rhino Resource Partners LP (the “Partnership”) announced via press release its earnings and operating results for the quarter ended March 31, 2012 and related matters. A copy of the Partnership’s press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the following information and the exhibits referenced therein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01             Financial Statements and Exhibits.

(d) Exhibits

99.1            Press Release dated May 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RHINO RESOURCE PARTNERS LP

By: Rhino GP LLC, Its General Partner

Dated: May 3, 2012	By:	/s/ Joseph R. Miller
Name: Joseph R. Miller Title: Vice President, Secretary and General Counsel

EXHIBIT INDEX

99.1         Press Release dated May 3, 2012.